SUPPLEMENT dated October 1, 2004 to
PROSPECTUSES dated May 1, 2004 for
PROTECTIVE PRESERVER VARIABLE LIFE INSURANCE POLICY
issued by Protective Life Insurance Company

The Periodic Charge section of the Protective Preserver Fee Table identifying "Comprehensive Long-Term Care Accelerated Death Benefit Rider" on page 10 of the prospectus is revised as follows:

Charge	When Charge is Deducted	Amount Deducted- Maximum Guaranteed Charge	Amount Deducted- Current Charge
Comprehensive Long-Term Accelerated Death Benefit Rider (7)	On the Effective Date and on each Monthly Anniversary Day	$.25 per $1,000 of Face Amount, not to exceed $75.00 per month	$.25 per $1,000 of Face Amount, not to exceed $75.00 per month

The section entitled "Comprehensive Long-Term Care Accelerated Death Benefit Rider- Protective Preserver" on page 36 of the prospectus is revised as follows:

     "Comprehensive Long-Term Care Accelerated Death Benefit Rider- Protective Preserver.The current monthly charge for this rider is $.25 per $1,000 of Face Amount, which is equivalent to an annual rate of
$3.00 per $1,000 of Face Amount. The maximum charge for the rider will not exceed $75.00 per month."

The first two sentences of the fourth paragraph of the section entitled "Comprehensive Long-Term Care Accelerated Death Benefit Rider" on page 43 of the prospectus are revised as follows:

     "The monthly charge on the Protective Preserver Policy for this rider is $.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The maximum charge for this rider will not exceed $75.00 per month."

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